Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) /___/

THE BANK OF NEW YORK
(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a U.S. national bank) One Wall Street, New York, N.Y. (Address of principal executive offices)	13-5160382 (I.R.S. employer identification no.) 10286 (Zip code)

COLLEGIATE FUNDING SERVICES EDUCATION LOAN TRUST 2005-A
(Issuer of the Notes)

COLLEGIATE FUNDING OF DELAWARE, L.L.C.
(Depositor of the Issuer of the Notes)

(Exact Name of Co-Registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization) 10304 Spotsylvania Avenue, Suite 100 Fredericksburg, Virginia (Address of principal executive offices)	13-4292117 31-1812121 (I.R.S. employer identification no.) 22408 (Zip code)

Student Loan Asset-Backed Notes Series 2005-A
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

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                    Name                                                 Address
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    Superintendent of Banks of the State of                2 Rector Street, New York, N.Y.
    New York                                               10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York                       33 Liberty Plaza, New York, N.Y, 10045

    Federal Deposit Insurance Corporation                  Washington, D.C. 20429

    New York Clearing House Association                    New York, New York 10005
(b)	Whether it is authorized to exercise corporate trust powers. Yes.

2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation. None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”)and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

           Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 23rd day of February, 2005.

THE BANK OF NEW YORK By: /s/ Tricia Heintz Name: Tricia Heintz Title: Agent

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                Dollar Amounts
ASSETS                                                                           in Thousands
Cash and balances due from depository
     institutions:
     Noninterest-bearing balances and currency
       and coin........................................................           $3,036,306
     Interest-bearing balances.........................................            9,034,655
Securities:
     Held-to-maturity securities.......................................            1,693,598
     Available-for-sale securities.....................................           20,325,634
Federal funds sold and securities purchased
     under agreements to resell........................................
     Federal funds sold in domestic offices............................               19,100
     Securities purchased under agreements to
     resell............................................................            4,324,992
Loans and lease financing receivables:
     Loans and leases held for sale....................................                6,685
     Loans and leases, net of unearned
       income..........................................................           37,402,355
     LESS: Allowance for loan and
       lease losses....................................................              594,211
     Loans and leases, net of unearned
       income and allowance............................................           36,808,144
Trading Assets.........................................................            3,420,107
Premises and fixed assets (including
     capitalized leases)...............................................              969,419
Other real estate owned................................................                1,253
Investments in unconsolidated subsidiaries
     and associated companies..........................................              253,729
Customers' liability to this bank on
     acceptances outstanding...........................................              166,157
Intangible assets
     Goodwill..........................................................            2,708,882
     Other intangible assets...........................................              748,171
Other assets ..........................................................            6,998,625
                                                                                ------------
Total assets...........................................................          $90,515,457
                                                                                ============

LIABILITIES
Deposits:
     In domestic offices...............................................          $40,236,165
     Noninterest-bearing...............................................           15,201,748
     Interest-bearing..................................................           25,034,417
     In foreign offices, Edge and Agreement
       subsidiaries, and IBFs..........................................           24,100,224
     Noninterest-bearing...............................................              300,559
     Interest-bearing..................................................           23,809,665
     Federal funds purchased and securities sold
       under agreements to repurchase..................................
     Federal funds purchased in domestic
       offices.........................................................              717,565
     Securities sold under agreements to
       repurchase......................................................              812,853
Trading liabilities....................................................            2,598,442
Other borrowed money:
     (includes mortgage indebtedness and
     obligations under capitalized leases).............................            4,158,526
Not applicable
Bank's liability on acceptances executed and
     outstanding.......................................................              167,267
Subordinated notes and debentures......................................            2,389,088
Outer liabilities......................................................            6,730,454
                                                                                ------------
Total liabilities......................................................          $81,920,584
                                                                                ============
Minority interest in consolidated
     subsidiaries                                                                    142,058

EQUITY CAPITAL
Perpetual preferred stock and related
     surplus...........................................................                    0
Common stock...........................................................            1,135,284
Surplus................................................................            2,087,205
Retained earnings......................................................            5,213,125
Accumulated other comprehensive income.................................               17,201
Other equity capital components........................................                    0
Total equity capital...................................................            8,452,815
                                                                                ------------
Total liabilities, minority interest, and equity
     capital ..........................................................          $90,515,457
                                                                                ============

          I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas J. Mastro, Senior Vice President and Comptroller

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi Gerald L. Hassell Alan R. Griffith	Directors